                                                                    Exhibit 10.8

                      SUPPLEMENTAL NOTE PURCHASE AGREEMENT

                                                       Dated as of June 15, 2000
                                                                PPN: 42823# AE 3

To the Purchaser Named in the
    Attached Supplemental
    Purchaser Schedule

Ladies and Gentlemen:

                  Reference is made to the Note Purchase Agreement dated as of March 15, 2000 between the Company and each of the Initial Purchasers named in Schedule A thereto (as amended by the First Amendment to Note Purchase Agreement dated as of June 15, 2000 and as supplemented by the Supplemental Note Purchase Agreement dated as of June 15, 2000 relating to the 8.11% Senior Notes, Series B, the "Agreement"). Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

                  As contemplated by Section 1.2 and Section 2.2 of the Agreement, the Company agrees with you as follows:

                  A.  Authorization of the Subsequent Notes. The Company has
                      -------------------------------------
authorized the issue and sale of $15,000,000 aggregate principal amount of Subsequent Notes to be designated as its 7.93% Senior Notes, Series C, due June 30, 2007 (the "Series C Notes"). The Series C Notes will be dated the date of issue, will bear interest from such date at the rate of 7.93% per annum, payable semiannually in arrears on June 30 and December 30 in each year, commencing December 30, 2000, until the principal amount thereof shall become due and payable and shall bear interest on overdue principal (including any overdue optional prepayment of principal) and Make-Whole Amount, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate specified therein after the due date for payment, whether by acceleration or otherwise, until paid, and shall be substantially in the form set out in Exhibit 2 to the Agreement, with appropriate insertions to reflect the terms and provisions set forth herein.

                  B.  Sale and Purchase of Series C Notes. Subject to the terms
                      -----------------------------------
and conditions of the Agreement and herein set forth, the Company will issue and sell to the Supplemental Purchaser, and the Supplemental Purchaser will purchase from the Company, Series C Notes in the principal amount specified opposite its name in the Supplemental Purchaser Schedule attached as Schedule A hereto at the purchase price of 100% of the principal amount thereof. The sale and purchase of the Series C Notes shall occur at the offices of Gardner, Carton & Douglas, Quaker Tower, Suite 3400, 321 North Clark Street, Chicago, Illinois 60610 at 9:00 a.m., Chicago time, at a closing (the "Series C Closing") on July 7, 2000 or on such other Business Day thereafter as may be agreed upon by the Company and the Supplemental Purchaser. At the Closing the Company will deliver to the Supplemental Purchaser the Series C Notes to be purchased by it in the form of a single Note (or such greater number of Series C Notes in denominations of at least

$500,000 as such Purchaser may request) dated the date of the Series C Closing and registered in its name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company (as specified in a notice to the Supplemental Purchaser at least three Business Days prior to the date of the Series C Closing).

                  C.  Conditions of Series C Closing. The obligation of the
                      ------------------------------
Supplemental Purchaser to purchase and pay for the Series C Notes to be purchased by it at the Series C Closing is subject to the satisfaction, prior to or at the Series C Closing, of the conditions set forth in Section 4 of the Agreement.

                  D.  Prepayments.  The Series C Notes are subject to prepayment
                      -----------
only pursuant to the required prepayments, if any, specified below and to the optional prepayments permitted by Section 8.2 of the Agreement.

                      No regularly scheduled prepayments are due
                       on the Notes prior to their stated maturity.

                  E.  Series C Notes Issued Under and Pursuant to Agreement.
                      -----------------------------------------------------
Except as specifically provided above, the Series C Notes shall be deemed to be issued under and subject to, and to have the benefit of, all of the terms and conditions of the Agreement as the same may from time to time be amended and supplemented in the manner provided therein.

                  F.  Representations and Warranties of the Company. The Company
                      ---------------------------------------------
represents and warrants to the Purchaser that each of the representations and warranties contained in Section 5 of the Agreement is true and correct as of the date hereof (i) except that all references to "Purchaser" and "you" therein shall be deemed to refer to the Purchaser hereunder, all references to "this Agreement" shall be deemed to refer to the Agreement as supplemented by this Supplement, all references to "Notes" therein shall be deemed to include the Series C Notes, and (ii) except for changes to such representations and warranties, or the Schedules referred to therein, that are set forth in the attached Schedule 5.

                  G.  Representations of the Purchaser.  The Purchaser confirms
                      --------------------------------
to the Company that the representations set forth in Section 6 of the Agreement are true and correct as to such Purchaser.

                  The execution by the Supplemental Purchaser shall constitute a contract between the Company and the Supplemental Purchaser for the uses and purposes set forth above. By its acceptance hereof, the Supplemental Purchaser shall also be deemed to have accepted and agreed to the terms and provisions of the Agreement as in effect on the date hereof.

                                 HEWITT ASSOCIATES LLC


                                 By: /s/ C. Lawrence Connolly, III
                                     -------------------------------------
                                 Name:   C. Lawrence Connolly, III
                                      -------------------------------------
                                 Title:  Principal & Authorized Representative
                                       ----------------------------------------
                                         Assistant Secretary

The foregoing is agreed to as of the date thereof.

NEW YORK LIFE INSURANCE AND
ANNUITY CORPORATION
By:    New York Life Asset Management
       Operating Company LLC,
       Its Investment Manager

       By: /s/ Lisa A. Scuderi
           ----------------------------------
       Name:   Lisa A. Scuderi
             --------------------------------
       Title:  Vice President
       --------------------------------------

                                                                      SCHEDULE A

                         SUPPLEMENTAL PURCHASER SCHEDULE

                        INFORMATION RELATING TO PURCHASER

                                                          Principal Amount of
Name of Purchaser                                        Notes to be Purchased

NEW YORK LIFE INSURANCE AND                                  $15,000,000
ANNUITY CORPORATION


(1) All payments by wire or intrabank transfer of immediately available funds to:

     Chase Manhattan Bank
     New York, New York
     ABA No. 021-000-021
     Credit: New York Life Insurance and Annuity Corporation
     General Account No. 323-8-47382

     with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds,

     with advice of such payments to:

     New York Life Insurance and Annuity Corporation
     c/o New York Life Insurance Company
     51 Madison Avenue
     New York, New York 10010-1603

     Attention:   Treasury Department
                  Securities Income Section
                  Room 209
                  Fax #: (212) 447-4160

(2)  All other communications:

     New York Life Insurance and Annuity Corporation
     c/o New York Life Insurance Company
     51 Madison Avenue
     New York, New York 10010-1603

     Attention:   Investment Department
                  Private Finance Group
                  Room 206
                  Fax #: (212) 447-4122

                                   Schedule A
     with a copy of any notices regarding defaults or Events of Default under the operative documents to:

     Attention:  Office of General Counsel
                 Investment Section, Room 1104
                 Fax #: (212) 576-8340

     Tax ID # 13-3044743

                                   Schedule A

                                                                      SCHEDULE 5

                                   CHANGES TO
                         REPRESENTATIONS AND WARRANTIES

                                   Schedule 5

                      SUPPLEMENTAL NOTE PURCHASE AGREEMENT


                              HEWITT ASSOCIATES LLC

                                   $15,000,000
                          7.93% Senior Notes, Series C
                                due June 30, 2007

                                  SCHEDULE 5.5
                              Financial Statements

Audited consolidated balance sheets of Hewitt Associates, an Illinois limited liability company, and subsidiaries as of September 30, 1994 and 1993, and the related consolidated statements of income and cash flows for the years then ended.

Audited consolidated balance sheets of Hewitt Associates LLC, an Illinois limited liability company, and subsidiaries as of September 30, 1999, 1998, 1997, 1996 and 1995, and the related consolidated statements of income and cash flows for the years then ended.

Hewitt Associates LLC (Unaudited) Consolidated Balance Sheet, Statement of Operations, and Statement of Cash Flow for the periods ending December 31, 1999 and 1998, and March 31, 2000 and 1999.

                                  Schedule 5.5

                      SUPPLEMENTAL NOTE PURCHASE AGREEMENT


                              HEWITT ASSOCIATES LLC

                                   $15,000,000
                          7.93% Senior Notes, Series C
                                due June 30, 2007

                                  SCHEDULE 5.15
                              Existing Indebtedness

                                  See Attached

                                  Schedule 5.15

     HEWTIT ASSOCIATES LLC                                         Schedule 5.15
       SCHEDULE OF LOANS
           UNAUDITED

                                                                                           ORIGINAL
                                                           LOAN                           BALANCE OR        BALANCE
                            LENDOR                         DATE             TYPE          AVAILABLE          AS OF
                                                                                                           05/31/00
--------------------------------------------------------------------------------------------------------------------
LOANS:
-----
BANK OF AMERICA (SEE ATTACHED)                           9/30/1992       MULTI-CUR        10,000,000       7,615,576
REVOLVER LOANS (VARIOUS MATURITIES)                       5/28/19%        REVOLVER        70,000,000      63,000,000

                                                                                                         -----------
TOTAL REVOLVING CREDIT LOANS                                                                              70,615,576
                                                                                                         -----------

HARRIS BANK/BANK OF AMERICA/NATIONS BANK                 5/28/1996          TERM          30,000,000      15,625,000

                                                                                                         -----------
TOTAL UNSECURED BANK TERM LOANS                                                                           15,625,000
                                                                                                         -----------

SENIOR NOTES                                              5/30/19%          TERM          50,000.000      50,000.000
SENIOR NOTES                                             3/30/2000          TERM          15,000,000      15,000,000
SENIOR NOTES                                             3/30/2000          TERM          35,000.000      35,000,000
CAPITAL LEASES:
--------------
IBM 16                                                    2/1/1998        CAP LEASE        4,216.625         744,289
IBM 17                                                    2/1/1998        CAP LEASE          560,438          98,925
IBM 18                                                    2/1/1998        CAP LEASE          427,000          75,371
IBM 20                                                    9/1/1999        CAP LEASE        2,279,113         423,887
IBM 21                                                   10/1/1998        CAP LEASE        6,615,000       3,000,254
IBM 22                                                   1/15/1999        CAP LEASE        5,166.000       2,733,150
IBM 23                                                   1/27/1999        CAP LEASE        4,275,000       2,664,548
IBM 24                                                    6/4/1999        CAP LEASE        2,519,300       1,697,399
IBM 25                                                   9/29/1999        CAP LEASE        1,387,750         933,041
IBM 26                                                  10/15/1999        CAP LEASE        2,828,875       1,923,401
IBM 27                                                  10/15/1999        CAP LEASE        1,441,125         601,820
IBM 28                                                  10/25/1999        CAP LEASE        2,049,600       1,778,412
IBM 29                                                   1/10/2000        CAP LEASE          889,233         683,876
IBM 30                                                   1/12/2000        CAP LEASE          850.907         679,316
Siemens Rolm 1                                           9/30/1997        CAP LEASE        1,034,596         306,555
Siemens Rolm lA                                          9/30/1997        CAP LEASE          759,734         225,019
Siemens Rolm 2                                          9/30/ 1997        CAP LEASE          180,501          57,155
Siemens Rolm 3                                           9/30/1997        CAP LEASE        1,095,828         324,058
Siemens Rolm 4                                            2/1/1998        CAP LEASE        1,788,501         797,628
Siemens Rolm 5                                            6/1/1998        CAP LEASE        1,066,067         563,765
Siemens Rolm 6                                            6/1/1998        CAP LEASE        1,438.024         ?31,365
Siemens Rolm 7                                            7/1/1998        CAP LEASE        1,005,632         553,733
Siemens Rolm 8                                            7/1/1998        CAP LEASE          880,400         484,339
Siemens Rolm 9                                            7/1/1998        CAP LEASE          941,061         517,710
Siemens Rolm 10                                         11/30/1998        CAP LEASE          643,177         382,029
Siemens Rolm 11                                          8/17/1999        CAP LEASE          839,621         662,740
Siemens Rolm l2                                          8/17/1999        CAP LEASE          416,032         328,376
Siemens Rolm 13                                          9/13/1999        CAP LEASE          675,980         546,515
Siemens Rolm 14                                          9/13/1999        CAP LEASE          807,463         652,873
Siemens Rolm 15                                          9/13/1999        CAP LEASE        1,210,227         978,439
Siemens Rohm 16                                          9/13/1999        CAP LEASE        1,269,608       1,050,600
Siemens Rolm 17                                         9/29/ 1999        CAP LEASE        1,223.783       1,012,703
Siemens Rolm 18                                          9/29/1999        CAP LEASE        1,837,733       1,520,607
Siemens Rolm 19                                          9/29/1999        CAP LEASE        1,721,941       1,424,844
Siemens Rolm 20                                           1/3/2000        CAP LEASE           42,852          38,685
Siemens Rolm 21                                           1/3/2000        CAP LEASE           64,429          58,164
Siemens Rolm 22                                          3/31/2000        CAP LEASE        1,247,844       1,150,682
Siemens Rolm 23                                          3/31/2000        CAP LEASE        1,296,451       1,195,505
Siemens Rolm 24                                         3/31 /2000        CAP LEASE        1,770,006       1,632,186

                                                                                                         -----------
TOTAL CAPITAL LEASES                                                                                      35,233,414
                                                                                                         -----------
                                                                                                         -----------
TOTAL LOANS AND CAPITAL LEASES                                                                           156,473,990
                                                                                                         ===========

Bank of America Multi-Currency Credit Facility                                                            Exhibit 1 to Schedule 5.15
As of 31-May-00
                                Local Currency                        Interim
Borrower/Office Local Currency     Amount     Borrow Date  Due Date  Int. Date   Interest Rate    Exchange Rate US Dollar Equivalent
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom       GBP           500,000    12/13/1999   6/12/2000  3/13/2000   6.9500096            1.6250         812,500
United Kingdom       GBP           200,000      4/3/2000   101212000   7/3/2000   7.2200096            1.5950         319,000
United Kingdom       GBP           350,000     4/1012000   10/6/2000  7/10/2000   7.2500096            1.6100         563,500
United Kingdom       GBP           200,000     5/15/2000  11/13/2000  8/14/2000   7.2400096            1.5035         300,700
United Kingdom       GBP           270,000     5/2212000  11/20V2000  8/21/2000   7.1800096            1.4815         400,005
United Kingdom       GBP           300,000      2!7/2000    8/7/2000   5/8/2000   7.1400096            1.6010         480,300
United Kingdom       GBP           950,000     2/18/2000   8/16/2000  5/18/2000   7.2000096            1.6100       1,529,500
France               FF          1,000,000     5/30/2000  11/27/2000  8/2812000    5.14750%            0.1396         139,552
France               FF          2,000,000     12/6/1999    6/5/2000   3/6/2000  4.25000(degree).6     0.1533         306,697
Singapore            S$          1,050,000     12/6/1999    6/5/2000   3/6/2000   4.0400096            0.5935         623,145
Hong Kong            HK$         1,000,000    12/13/1999   6/12/2000  3/13/2000   7.0900096            0.1286         128,617
Japan                JPY        30,000,000     3/17/2000   9/13/2000  6/15/2000   0.9300096            0.0095         284,738
Japan                JPY        30,000,000     4/24/2000  10/23/2000  7/24/2000    0.91000%            0.0095         283,688
Japan                JPY        20,000,000     5/31/2000  11/27/2000  8/29/2000   0.8913096            0.0093         186,133
Japan                JPY        50,000,000     12/6/1999    6/5/2000   3/612000   1.0625096            0.0098         488,281
Japan                JPY        20,000,000     12/7/1999    6/5/2000   316/2000  1.020009'0            0.0098         195,446
Japan                JPY        20,000,000    12/2011999   6/19/2000  3/20/2000   1.1900096            0.0097         194,175
Japan                JPY        20,000,000    12/29/1999   6/26/2000  3/28/2000   1.1875096            0.0098         195,599
Japan                JPY        20,000,000     2/18/2000   8/16/2000  5/18/2000   0.9200090            0.0092         184,000
                                                                                                                    ---------
                                                                                                  Total             7,615,576

                      SUPPLEMENTAL NOTE PURCHASE AGREEMENT


                              HEWITT ASSOCIATES LLC

                                   $15,000,000

                          7.93% Senior Notes, Series C
                                due June 30, 2010

                                   SCHEDULE C

                              Existing Investments

Investments in Subsidiaries and Affiliates set forth in Schedule 5.4 and set forth below:

As of March 31, 2000

ENTITY                                        COUNTRY                  AMOUNT
                                                              (all in U.S. $)
Hewitt Associates Pty. Limited                Australia           $   568,484
Hewitt Associates SARL and Hewitt
  Associates LLC                              France                6,746,606
Hewitt Associates GmbH                        Germany               1,434,903
Hewitt Associates Srl                         Italy                 1,504,609
Hewitt Associates Kabushiki Gaisya            Japan                   486,114
Hewitt Associates Limited                     New Zealand             431,065
Hewitt Associates Pte. Ltd.                   Singapore             1,911,936
Hewitt Associates, S.A.                       Spain                 4,757,188
Hewitt Associates Limited                     United Kingdom       17,815,596
Annod Corp.                                   United States                 0
Hewitt Services LLC                           United States                 0
Hewitt Associates                             Canada               58,252,369
Hewitt Associates de Mexico S. de
  R.L. de C.V. and Intergamma de
  Mexico S.C. and Hewitt Associates S.C.      Mexico                  654,230
Heijnis & Koelman, B.V. and Hewitt &
  Koelman International, B.V.                 Netherlands             531,506
Hewitt Associates, S.A.                       Belgium                 534,007
PRASA Hewitt International A.G.               Switzerland              17,673
Hewitt Associates (Thailand) Limited          Thailand                274,446
Hewitt Strat Asia, Inc.                       Philippines             106,667
Hewitt Associates Caribe, Inc.                Puerto Rico             195,845
PT Hewitt Konsultan Indonesia                 Indonesia               911,230
Noble & Hewitt (India) Pvt. Ltd.              India                   910,295
Hewitt Associates Sp. z o.o.                  Poland                  500,142
Hewitt Associates S.C. Limitada               Brazil                        0
Hewitt Associates (Chile) Limitada            Chile                   418,211
Hewitt Associates, S.A.                       Argentina               319,390

Schedule C                          Med Term Note/Hewitt Schedules (Series B)

Hewitt Associates LLC, Hewitt Associates
  Consulting (Shanghai) Co. and Ltd. Beijing
  Branch and Hewitt Associates Consulting
  (Shanghai) Co. Ltd.                            China                3,185,050
Hewitt Associates GmbH                           Austria                198,980
Hewitt Associates                                Venezuela                    0
Hewitt Associates Korea Yuhan Hoesa              South Korea            286,836
Hewitt Associates SDN. BHD.                      Malaysia               275,602
Hewitt/Loneanalyser A.B.                         Sweden                  24,638
Miscellaneous investments, loans and advances                           932,200
--------------------------------------------------------------------------------

Total                                                          U.S.$104.185.818
                                                               ================

                      SUPPLEMENTAL NOTE PURCHASE AGREEMENT

                              HEWITT ASSOCIATES LLC

                                   $15,000,000
                          7.93% Senior Notes, Series C
                                due June 30, 2010

                                  SCHEDULE 5.3
                              Disclosure Materials

    The Recent Events section (section C (p. 2)) of the Confidential Private Placement Memorandum dated February 2000 is revised to reflect that current projections for fiscal year 2000 and fiscal year 2001 suggest that expenditures in connection with Hewitt Holdings' recently created eCommerce subsidiary (Sageo LLC) may approach $100,000,000 (as compared to the $60,000,000 to $70,000,000 estimate contained in the Confidential Private
    Placement Memorandum). The Company is considering third party financing alternatives as Sageo's business and business plan develop.

                                Schedule 5.45.3

                      SUPPLEMENTAL NOTE PURCHASE AGREEMENT


                              HEWITT ASSOCIATES LLC

                                   $15,000,000
                          7.93% Senior Notes, Series C
                                due June 30, 2010

                                  SCHEDULE 5.4


(i) List of Subsidiaries of Company (exclusive of Subsidiaries which individually and in the aggregate are not Material)

     a)    Foreign subsidiaries

Country                 City                  Name                          Structure
Australia**             Sydney                Hewitt Associates Pty. Ltd.   Wholly-owned subsidiary of Hewitt
                                                                            Associates LLC*

Belgium**               Brussels              Hewitt Associates, S.A.       Wholly-owned subsidiary of Hewitt
                                                                            Associates LLC*

Canada**                Toronto               3412822 Canada Inc.           Wholly-owned subsidiary of Hewitt
                                                                            Associates LLC
                                                                            (inactive)

Canada**                Toronto               3409635 Canada Inc.           Wholly-owned subsidiary of Hewitt
                                                                            Associates LLC

Canada**                Toronto               3038402 Nova Scotia Company   Wholly-owned subsidiary of Hewitt
                                                                            Associates LLC. Continuing from the
                                                                            amalgamation of 3025288 Nova Scotia
                                                                            Company, James P. Marshall, Inc. and
                                                                            976344 Ontario Limited as part of
                                                                            the James P. Marshall, Inc.
                                                                            acquisition.

Chile**                 Santiago              Hewitt Associates (Chile)     99% Hewitt Associates LLC
                                              Limitada                      1% Hewitt Holdings LLC

China**                 Shanghai              Hewitt Associates Consulting  Wholly-owned subsidiary of Hewitt
                        Beijing               (Shanghai) Co. Ltd.           Associates LLC*

                        Hong Kong             Hewitt Associates LLC         Branch Office

France**                Paris                 Hewitt Associates SARL        Wholly-owned subsidiary of Hewitt
                                                                            Associates LLC*

Germany**               Wiesbaden             Hewitt Associates GmbH        96.5% held by Hewitt Associates LLC
                                                                            and 3.5% held by Hewitt Holdings LLC

India**                 Bangalore             Noble & Hewitt (India) Pvt.   Wholly-owned subsidiary of Hewitt
                        Mumbia                Ltd.                          Associates LLC
                        New Delhi

                                  Schedule 5.4

Country                 City                  Name                          Structure
Indonesia**             Jakarta               PT Hewitt Konsultan           Wholly-owned subsidiary of Hewitt
                                              Indonesia                     Associates LLC*

Italy**                 Milan                 Hewitt Associates Srl         Wholly-owned subsidiary of Hewitt
                                                                            Associates LLC*

Japan**                 Tokyo                 Hewitt Associates Kabushiki   Wholly-owned subsidiary of Hewitt
                                              Gaisya                        Associates LLC*

Malaysia**              Kuala                 Hewitt Associates SDN. BHD    Wholly-owned subsidiary of Hewitt
                        Lumpur                                              Associates LLC

Mexico**                Mexico City           Hewitt Associates de Mexico   Wholly-owned subsidiary of Hewitt
                                              S. de R.L. de C.V.            Associates LLC (30 Darwin building
                                                                            holding co.)

                                              Hewitt Associates S.C.        Partnership owned 99% by Hewitt
                                                                            Mexicana S. de R.L. de C.V. and 1%
                                                                            by Hewitt Associates LLC

                                              Hewitt Mexicana S. de R.L.    Wholly-owned subsidiary of Hewitt
                                              de C.V.                       Associates LLC (holding company)

                                              Empresas Hewitt S. de R. L.   Wholly-owned subsidiary of Hewitt
                                              de C.V.                       Associates LLC (created to hold
                                                                            interest in Hewitt Associates S.C.
                                                                            not held by Hewitt Mexicans S. de
                                                                            R.L. de C.V.) (Assignment from
                                                                            Hewitt Associates LLC to Empresas
                                                                            Hewitt is pending.)

New                     Wellington            Hewitt Associates Limited     Wholly-owned subsidiary of Hewitt
Zealand**                                                                   Associates LLC*

Poland**                Warsaw                Hewitt Associates Sp. z o.o.  Wholly-owned subsidiary of
                                                                            Hewitt Associates LLC*

Portugal                Lisbon                Hewitt Associates, LLC        Wholly-owned subsidiary of Hewitt
                                              Sucursal en Protugal          Associates LLC*

Singapore**             Singapore             Hewitt Associates Pte. Ltd.   Wholly-owned subsidiary of
                                                                            Hewitt Associates LLC*

South                                         Hewitt Associates Korea       Wholly-owned subsidiary of
Korea**                                       Yuhan Hoesa                   Hewitt Associates LLC

Spain**                 Madrid                Hewitt Associates, S.A.       Wholly-owned subsidiary of
                                                                            Hewitt Associates LLC*

Thailand**              Bangkok               Hewitt Associates             Wholly-owned subsidiary of
                                              (Thailand) Limited            Hewitt Associates LLC*

United                  St. Albans            Hewitt Associates Limited     Wholly-owned subsidiary of Hewitt
Kingdom**                                                                   Associates LLC*
-----------------------------------------------------------------------------------------------------------------

                  * "Wholly-owned" means that at least 99% of the ownership interest in these subsidiaries is held by Hewitt Associates LLC and affiliates.

                  **Designates a Restricted Subsidiary.

         b) Other

         Annod Corp.**, a Delaware corporation (wholly-owned subsidiary of Hewitt Associates LLC)

         Hewitt Distributions LLC**, an Illinois limited liability company (99% held by Hewitt Associates LLC and 1% held by Annod Corporation, a Delaware Corporation)

         Hewitt Insurance Brokerage LLC**, an Illinois limited liability company (99% held by Hewitt Associates LLC and 1 % held by Hewitt Holdings LLC)

(ii)     List of Affiliates of Company

         a) Foreign affiliates

Country         City                  Name                       Structure
Argentina       Buenos Aires          Hewitt Associates, S.A.    40% held by Hewitt Associates LLC and
                                                                 60% by Alberto Fastman

Austria         Vienna                Hewitt Associates GmbH     70% held by Hewitt Associates LLC and
                                                                 30% owned by Paul Roettig

Brazil          Sao Paulo             Hewitt Associates S.C.     40% held by Hewitt Associates LLC,
                                      Limitada                   59% held by shareholders of Huggard-Caine S.C.
                                                                 Ltda and 1% held by Andrea Huggard-Caine

Canada          Toronto               Hewitt Associates          Ontario general partnership comprised of Hewitt
                Calgary                                          Associates LLC and professional services
                Vancouver                                        corporations owned by Hewitt Holding LLC's
                                                                 Canada-based Owners

                                      Hewitt Management          Ontario limited partnership of which 3409635
                                      Services L.P.              Canada, Inc. is the general partner and the
                                                                 family trusts of each non-Vancouver Canadian
                                                                 owner is a limited partner. Provides management
                                                                 services to Hewitt Associates. (In process of
                                                                 being wound down).

                                      Hewitt Management Ltd.     Owned by the family trusts of each Vancouver,
                                      (formerly known as The     Canadian owner. Provides management services to
                                      Coles Group Consultants    Hewitt Associates operations in Vancouver.
                                      Ltd.)

Chile           Santiago              Hewitt Associates (Chile)  40% held by Hewitt Associates LLC and
                                                                 60% held by Patricia Waldbaum

Czech           Prague                see Austria                Satellite office of Austrian company
Republic

Dominican       Santo                 Hewitt Associates          Wholly-owned by Hewitt Associates Caribe, Inc.
Republic        Domingo

Ireland         Dublin                Hewitt Associates Limited  Branch Office of Hewitt Associates Limited
                                                                 (United Kingdom)
Hungary         Budapest              see Austria                Satellite office of Austrian Company

Country          City                  Name                       Structure
Mexico           Mexico City           Intergamma S. C.           25% held by Hewitt Associates LLC and
                                                                  75% held by 12 partners of Intergamma

Netherlands      Amsterdam             Hewitt & Koelman           50/50 joint venture between Hewitt Associates LLC
                 Eindhoven             International, BV. (HKI)   and Heijnis & Koelman BV. The Dutch partner holds
                 Rotterdam                                        one preference share.
                 Utrecht

Netherlands      Amsterdam             Heijnis & Koelman B.V.     30% held by Hewitt Associates LLC and
                                                                  70% held by individual owners

Philippines      Manila                Hewitt Strat Asia Inc.     40% held by Hewitt Associates LLC and
                                                                  60% held by Strat Asia, Inc.

Puerto Rico      San Juan              Hewitt Associates          40% held by Hewitt Associates LLC,
                                       Caribe, Inc.               55% held by Bettye Baldwin and 5% held by Orlando
                                                                  Mercado

Slovenia         Ljubljana             see Austria                Satellite office of Austrian Company

Sweden           Stockholm             Hewitt/Lbneanalyser A.B.   49% Hewitt Associates LLC (490) shares)
                                                                  51% Ltineanalyser A.B. (510 shares) Agreement
                                                                  signed May 1, 1999

Switzerland      Neuchatel             PRASA Hewitt               Registered name PRASA HEWITT A.G. Hewitt
                 Geneva                International              Associates LLC in process of bringing 55.5%
                 Zurich                A.G. (PHI)                 interest held by PRASA. 363 shares transferred on
                                                                  1/1/ of each year through 2009.

Venezuela        Caracas               Hewitt Associates          Branch office of Hewitt Associates Caribe, Inc.

         b)  Other affiliates

         The Bayview Trust, an Illinois trust (100% of the beneficial interest held by Hewitt Holdings LLC);

         Overlook Associates, an Illinois partnership (51% held by Hewitt Holdings LLC and 49% held by Tower Parkway Associates);

         Hewitt Holdings LLC, an Illinois limited liability company (holder of 100% of interest in Hewitt Associates LLC, among other holdings;

         Hewitt Services LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

         Hewitt Properties I LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

         Hewitt Properties II LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC).

         Hewitt Properties III LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

         Hewitt Properties IV LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

         Hewitt Properties V LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

         Hewitt Properties VI LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC);

         Hewitt Properties VII LLC, an Illinois limited liability company (100% held by Hewitt Holdings LLC); and

         Sageo LLC, a Delaware limited liability company (100% held by Hewitt Holdings LLC).

   (iii)    List of Managers/Senior Officers of Company

   Gerald I. Wilson             Chairman of Executive Committee of Hewitt Holdings
   Dale L. Gifford              Chief Executive/Manager
   John M. Ryan                 Chief Administrative Officer/Manager/Assistant Secretary
   Dan DeCanniere               Chief Financial Officer
   Bryan Doyle                  Practice Leader for the Total Benefit Administration Services
   Rosemary E. Tagge            Secretary
   C. Lawrence Connolly, III    General Counsel/Assistant Secretary/Manager
   Peter E. Ross                Assistant Secretary
   Kent E. Levihn               Director of Insurance